Exhibit 10.1

AMEDICA CORPORATION

SUBSCRIPTION AGREEMENT

THE SECURITIES OFFERED HEREBY IN THE FORM OF THE SERIES C CONVERTIBLE PREFERRED STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE SECURITIES OFFERED HEREBY CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFERABILITY CONTAINED IN THIS AGREEMENT AND APPLICABLE FEDERAL AND STATE SECURITIES LAWS AND WILL NOT BE TRANSFERRED OF RECORD EXCEPT IN COMPLIANCE WITH THIS AGREEMENT AND SUCH LAWS.

Creation Capital LLC

100 Congress Avenue, Suite 2000

Austin, Texas 78701

Attention: Gregg R. Honigblum

Ladies and Gentlemen:

1. Subscription. Subject to the terms and conditions of this agreement (the “Subscription Agreement”) and the terms of the offering described in the Confidential Private Placement Memorandum for shares of Series C Convertible Preferred Stock, par value $.01 per share (“Series C Preferred Stock”), of Amedica Corporation (the “Company”) dated December 14, 2005 (the “Memorandum”), the undersigned hereby subscribes for and agrees to purchase from the Company              shares of Series C Preferred Stock, being issued and sold by the Company, at a purchase price of $2.00 per share. In connection with the undersigned’s delivery of this Subscription Agreement to the address set forth above, the undersigned herewith delivers a check in (or, at the option of the Company, wire transfer of) the amount of $             (representing the number of shares of Series C Preferred Stock to be purchased multiplied by $2.00), made payable to “Amedica Stock Subscription Escrow,” which amount represents the aggregate purchase price of the shares of Series C Preferred Stock purchased by the undersigned. If the undersigned wire transfers the subscription amounts, the instructions for the wire transfer shall be as follows:

Name of Bank:	Wells Fargo Bank, N.A
Address of Bank:	299 South Main Street Salt Lake City, UT 84111
ABA Number:	XXX XXX XXX
Account Number:	XXXXXXX
Attn:	Corporate Trust Services
Reference:	FBO Amedica Stock Subscription Escrow

ANY SUBSCRIPTION FOR SHARES OF SERIES C PREFERRED STOCK MUST BE FOR A MINIMUM OF 50,000 SHARES ($100,000); however, the Company reserves the right in its discretion to accept subscriptions for lesser amounts.

Except to the extent provided by applicable state securities laws, the undersigned agrees this subscription is irrevocable and will survive the death or disability of the undersigned. The undersigned further understands that if and to the extent this subscription is not accepted, in whole or in part, by the Company or Creation Capital LLC (the “Placement Agent”) the amounts received on behalf of the Company from the undersigned will be returned, without interest, to the undersigned.

2. Access to Information. By initialing this Subscription Agreement in the space provided below, the undersigned acknowledges receipt of a copy of the Memorandum and, represents that the undersigned has read, carefully reviewed and understood the Memorandum. The undersigned further acknowledges that the Company has made available to the undersigned, or the undersigned’s personal advisors, the opportunity to obtain additional information to verify the accuracy of the information contained in the Memorandum to the undersigned’s satisfaction, and to evaluate the merits and risks of the undersigned’s investment in the Series C Preferred Stock.

PLEASE INITIAL HERE:

Initial

3. Representations and Warranties. The undersigned hereby represents and warrants to the Company and the Placement Agent and to each other person who subscribes for the Series C Preferred Stock, with the understanding that the Company and the Placement Agent will evaluate this subscription in reliance on the undersigned’s representations and warranties and that the other subscribers for the Series C Preferred Stock will rely on the undersigned’s representations and warranties in subscribing for the Series C Preferred Stock as follows:

(a) The Company has answered all inquiries the undersigned has made concerning the Company, its business and financial condition, or any other matter relating to the operation of the Company and the offer and sale of the Series C Preferred Stock. No person has made any oral or written statement or inducement to the undersigned that is contrary to the information set forth in the Memorandum.

(b) The undersigned has such knowledge and experience in financial and business matters, and financial and business matters of the type in which the Company is engaged, that the undersigned is capable of evaluating the merits and risks of an investment in the Company through a purchase of the Series.C Preferred Stock.

(c) The undersigned is familiar with the nature of and risks attendant to an investment of the type represented by the Series C Preferred Stock (including the fact that their transferability is significantly restricted), is financially capable of bearing the economic risk of the investment and can afford the loss of the total amount of such investment. The undersigned is purchasing shares of Series C Preferred Stock for the undersigned’s own account, for investment, and not with a view to, or for, resale or further distribution in violation of the Securities Act.

(d) If the undersigned is a corporation, partnership, trust or other entity, it is duly organized and validly existing under the laws of the state and country of its incorporation or formation, the person executing this Subscription Agreement in a representative or fiduciary capacity on behalf of undersigned has full power and authority to execute and deliver this Subscription Agreement in that capacity and on behalf of the subscribing corporation, partnership, trust or other entity, and such entity has full right and power to perform its obligations pursuant to this Subscription Agreement.

(e) If the undersigned is a foreign investor, the undersigned is not a “U.S. person” within the meaning of Regulation S promulgated under the Securities Act, because: (1) the undersigned is not a natural person resident in the United States, or (2) a partnership or corporation organized or incorporated under the laws of any jurisdiction and formed by a U.S. person principally for purposes of investing in securities not registered under the Securities Act unless it is organized or incorporated and owned by “accredited investors” who are not natural persons, estates or trusts, or (3) an estate of which any executor or administrator is a U.S. person, or (4) a trust of which any trustee is a U.S. person, or (5) any agency or branch of a foreign entity located in the United States.

(f) (i) The undersigned is an entity that is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act and that was not formed for the purpose of investing in the Series C Preferred Stock;

OR

(ii) The undersigned is an individual who is an “accredited investor” because: (1) the undersigned is a director or executive officer of the Company, or (2) the undersigned has an individual net worth, or joint net worth with the undersigned’s spouse, at the time of the purchase in excess of $1,000,000 (which net worth includes the value of homes, home furnishings and automobiles), or (3) the undersigned has an individual income in excess of $200,000 in each of the two most recent years or joint income with the undersigned’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;* and

(iii) The undersigned represents that the undersigned: (A) does not have an overall commitment to investments which are not readily marketable that is disproportionate to the undersigned’s net worth, and that the undersigned’s investment in the Series C Preferred Stock will not cause that overall commitment to become excessive; and (B) has adequate net worth and means of providing for the undersigned’s current needs and personal contingencies to sustain a complete loss of the undersigned’s investment in the Company at the time of investment and has no need for liquidity in the undersigned’s investment in the Series C Preferred Stock.

(iv) At the Company’s or Placement Agent’s request, the undersigned will provide the Company and/or the Placement Agent with (1) copies of its organizational

*	A person’s “income” is the amount of his or her individual adjusted gross income (as reported on a federal income tax return), increased by the following amounts: (a) any deduction for depletion (Section 611 et seq. of the Internal Revenue Code of 1986, as amended (the “Code”)); (b) any exclusion for interest on tax exempt municipal obligations (Section 103 of the Code); and (c) any losses of a partnership allocated to the individual (Schedule E of Form 1040).

documents if it is other than an individual, and (2) documents, statements and tax returns necessary to determine and verify the undersigned’s “accredited investor” status.

PLEASE INITIAL HERE:

Initial

4. Agreement Not to Sell Within Twelve Months of the Date of Purchase. Without the prior written consent of the Company, the undersigned hereby agrees that it will not, for a period of 12 months from the date of purchase of the Series C Preferred Stock, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, any shares of Series C Preferred Stock (except to affiliates or family members who agree to be so bound).

5. Indemnification. The undersigned agrees to indemnify and hold harmless the Company, its officers, directors, employees, stockholders and affiliates, and any person acting on behalf of the Company, including the Company’s counsel and the Placement Agent and their officers, employees and agents, from and against any and all damage, loss, liability, cost and expense (including attorney’s fees that any of them may incur by reason of the failure by the undersigned to fulfill any of the terms and conditions of this Subscription Agreement, or by reason of any breach of the representations and warranties made by the undersigned herein, or in any other document provided by the undersigned to the Company. All representations, warranties and covenants contained in this Subscription Agreement, and the indemnification contained in this Section 6, shall survive the acceptance of this Subscription Agreement.

6. Execution of Further Documents. If this subscription is accepted by the Company and the Placement Agent, the undersigned will execute and deliver such documents and agreements as shall be necessary to provide the undersigned with all of the rights and preferences of the holders of the Series C Preferred Stock as described in the Memorandum, including an agreement memorializing certain rights to have the shares of Series C Preferred Stock registered for public sale under the Securities Act.

7. Transferability; Binding Effect. The undersigned hereby agrees that neither this Subscription Agreement nor any interest in it may be sold, assigned, pledged, transferred or otherwise disposed of, except as otherwise provided for herein, in any manner, by the undersigned, without the prior written consent of the Company. This Subscription Agreement will inure to the benefit of and be binding upon the Company and its successors and assigns and the undersigned and the undersigned’s heirs, personal representatives, successors and permitted assigns.

8. Acceptance of Subscription. The Company and the Placement Agent will have the right to accept or reject this Subscription Agreement, in whole or in part, and this Subscription Agreement shall be deemed to be accepted only when the acceptances attached hereto are signed by them. The undersigned acknowledges that the completion date of the offering and sale of the Series C Preferred Stock may be extended as described in the Memorandum.

9. No Waiver. Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the undersigned, the undersigned does not thereby or in any other manner waive any of the rights granted to the undersigned under federal or state securities laws.

10. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

By accepting this Subscription Agreement, the Company agrees that it will provide the undersigned with annual audited financial statements, and unaudited quarterly financial statements, balance sheets and statements of cash flows.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this      day of                     , 2006.

Subscription Amount	(Purchaser’s Name)

(Purchaser’s Address)

(Telephone - day)

(Telephone - evening)	(Purchaser’s Signature)

(Purchaser’s Social Security or Taxpayer Identification Number)

ACCEPTANCE

Creation Capital LLC hereby accepts the foregoing Subscription Agreement this      day of                     , 2006.

CREATION CAPITAL LLC

By:
Name:	Gregg R. Honiglum
Title:	Chief Executive Officer

ACCEPTANCE

Amedica Corporation hereby accepts the foregoing Subscription Agreement this      day of                     , 2006.

AMEDICA CORPORATION

By:
Name:	Ashok Knandkar
Title:	President and chief Executive Officer